UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 13, 2001

                                TRSG CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


              33-24108D                                  87-045382
              ---------                                  ---------
             (Commission                               (IRS Employer
             File Number)                         Identification Number)




             500 East Cheyenne Blvd., North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



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ITEM 4.           Changes in Registrant's Certifying Accountant

On February 13, 2001, the registrant engaged Perrin, Fordree & Company as its independent auditors to replace Sellers & Associates, P.C. (the "Accountant"). The Company has asked that the Accountant submit a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this Item 4, and confirming that the Accountant had no disagreements with management of the Company related to matters that are material to the Company's 1999 financial statements.

Management represents as follows:

          (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles other than the Account qualified its opinion for the fiscal year ended December 31, 1999, based on the assumption that the registrant would continue as a going concern.

          (b) The Company's Board of Directors has approved the appointment of Perrin, Fordree & Company.

          (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant, which was appointed as of the date hereof.


          (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, including but not limited to: (i) the Accountant has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist; (ii) the Accountant has not advised the registrant that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management; (iii) the Accountant has not advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation; (iv) the Accountant has not advised the registrant that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

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          (e) The  registrant  has  provided the  Accountant  with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K.
          The  registrant   has  requested  that  the  Accountant   furnish  the
          registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as Exhibit 16.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT     PAGE
NO.          NO.    DESCRIPTION

16(i)        4      Letter re change in certifying accountant.

16(ii)       5      Engagement  letter  from  Perrin,  Fordree &  Company  dated
                    January  29,  2001   relating  to  its   retention   as  the
                    Registrant's independent auditors, which was accepted by the Company on February 13, 2001


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Signature                            Date
----------                          ------
TRSG Corporation

By: /s/ Rick Bailey                  February 13 2001
   ---------------------------
Name:    Rick Bailey
Title:   President







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